The Nuts Business (A Carve-Out Business of The Kraft Heinz Company) Interim Condensed Combined Unaudited Financial Statements For the Three Months Ended March 27, 2021

Table of Contents Condensed Combined Statement of Income............................................................................................................................. 1 Condensed Combined Balance Sheet........................................................................................................................................ 2 Condensed Combined Statement of Changes in Net Parent Investment................................................................................... 3 Condensed Combined Statement of Cash Flows...................................................................................................................... 4 Notes to Condensed Combined Financial Statements............................................................................................................... 5 Note 1. Basis of Presentation................................................................................................................................................. 5 Note 2. Significant Accounting Policies................................................................................................................................ 7 Note 3. New Accounting Standards....................................................................................................................................... 8 Note 4. Inventories................................................................................................................................................................. 8 Note 5. Goodwill and Intangible Assets................................................................................................................................ 8 Note 6. Income Taxes............................................................................................................................................................ 9 Note 7. Employees’ Stock Incentive Plans............................................................................................................................ 9 Note 8. Postemployment Benefits......................................................................................................................................... 9 Note 9. Financial Instruments................................................................................................................................................ 9 Note 10. Transactions with Affiliated Parties........................................................................................................................ 10 Note 11. Commitments and Contingencies........................................................................................................................... 11 Note 12. Subsequent Events.................................................................................................................................................. 11

The Nuts Business Condensed Combined Statement of Income (in thousands) (Unaudited) For the Three Months Ended March 27, 2021 Net sales $ 255,580 Costs from related party 333 Other cost of products sold 178,885 Cost of products sold 179,218 Gross profit 76,362 Service charges from related party 14,745 Insurance expenses from related party 108 Other selling, general and administrative expenses 40,327 Selling, general and administrative expenses 55,180 Operating income/(loss) 21,182 Other expense/(income) (49) Income/(loss) before income taxes 21,231 Provision for/(benefit from) income taxes 3,489 Net income/(loss) $ 17,742 See accompanying notes to the condensed combined financial statements. 1

The Nuts Business Condensed Combined Balance Sheet (in thousands) (Unaudited) March 27, 2021 ASSETS Trade receivables (net of allowances of $1,961 at March 27, 2021) $ 63,455 Inventories 159,724 Prepaid expenses 110 Prepaid expenses to related party 1,132 Other current assets 876 Total current assets 225,297 Property, plant and equipment, net 191,352 Goodwill 1,393,821 Intangible assets, net 1,674,081 Other non-current assets 3,006 TOTAL ASSETS $ 3,487,557 LIABILITIES AND NET PARENT INVESTMENT Trade payables $ 147,209 Payables to related party 4,915 Accrued marketing 31,460 Current operating lease liabilities 1,088 Other current liabilities 8,216 Total current liabilities 192,888 Deferred income taxes 420,148 Non-current operating lease liabilities 1,863 Other non-current liabilities 4,292 TOTAL LIABILITIES 619,191 Commitments and Contingencies (Note 11) NET PARENT INVESTMENT 2,868,366 TOTAL LIABILITIES AND NET PARENT INVESTMENT $ 3,487,557 See accompanying notes to the condensed combined financial statements. 2

The Nuts Business Condensed Combined Statement of Changes in Net Parent Investment (in thousands) (Unaudited) Total Net Parent Investment Balance at December 26, 2020 $ 2,885,079 Net income/(loss) 17,742 Net investment from/(transfer to) parent (34,455) Balance at March 27, 2021 $ 2,868,366 See accompanying notes to the condensed combined financial statements. 3

The Nuts Business Condensed Combined Statement of Cash Flows (in thousands) (Unaudited) For the Three Months Ended March 27, 2021 CASH FLOWS FROM OPERATING ACTIVITIES: Net income/(loss) $ 17,742 Adjustments to reconcile net income/(loss) to operating cash flows: Depreciation and amortization 6,626 Deferred income tax provision/(benefit) (3,822) (Gain)/loss on asset disposal 178 Other items, net (485) Changes in current assets and liabilities: Trade receivables 3,734 Inventories 13,606 Accounts payable 1,061 Accounts payable to related party 146 Prepaid expenses to related party (1,132) Other current assets 1,392 Other current liabilities (371) Net cash provided by/(used for) operating activities 38,675 CASH FLOWS FROM INVESTING ACTIVITIES: Capital expenditures (4,196) Net cash provided by/(used for) investing activities (4,196) CASH FLOWS FROM FINANCING ACTIVITIES: Net investment from/(transfer to) parent (34,455) Other financing activities, net (24) Net cash provided by/(used for) financing activities (34,479) Cash and cash equivalents Net increase/(decrease) — Balance at beginning of period — Balance at end of period $ — See accompanying notes to the condensed combined financial statements. 4

The Nuts Business Notes to Condensed Combined Financial Statements Note 1. Basis of Presentation Description of the Business The accompanying condensed combined financial statements present the combined assets, liabilities, revenues, and expenses of the global nuts business (the “Nuts Business,” the “Business,” “we,” “us,” and “our”) of The Kraft Heinz Company (“Kraft Heinz” or the “Parent”). The operations of the Business principally include the procurement, production, marketing, sale, and distribution of nut products, including mixed nuts and single variety nuts, to customers primarily in the retail channel in the United States. These products are sold under the Planters family of brands, including Nut-rition, Cheez Balls, and Cheez Curls, as well as the Corn Nuts brand and private label. The Nuts Business also comprises three manufacturing facilities in the U.S., along with the employees close to the processes at those facilities, and certain corporate employees close to non-production business activities. Basis of Presentation Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) have been omitted, in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In management’s opinion, these interim financial statements include all adjustments (consisting only of normal recurring adjustments) and accruals necessary to fairly state our results for the periods presented in conformity with U.S. GAAP applicable to interim periods. These condensed combined financial statements should be read in conjunction with the audited combined financial statements and related notes for the year ended December 26, 2020 for the Nuts Business. The results for interim periods are not necessarily indicative of future or annual results. The accompanying condensed combined financial statements have been prepared in accordance with U.S. GAAP from the condensed consolidated unaudited financial statements and accounting records of Kraft Heinz using the historical results of the Nuts Business and historical cost basis of the assets and liabilities that comprise the Nuts Business. These condensed combined financial statements have been prepared solely to demonstrate the Nuts Business’ historical results of operations, financial position, and cash flows for the indicated periods under Kraft Heinz’s management. All intercompany balances and transactions within the Nuts Business have been eliminated. Transactions and balances between the Nuts Business and Kraft Heinz and its subsidiaries are reflected as related party transactions and are generally considered to be effectively settled at the time the transaction is incurred; therefore, no intercompany balances are reflected as outstanding on the condensed combined financial statements, except as disclosed in Note 10, Transactions with Affiliates. Discrete financial information was not available for the Nuts Business, which comprises a portion of several legal entities of Kraft Heinz. Each of these legal entities contains the operations of the Nuts Business and other Kraft Heinz businesses. Certain transactions of Kraft Heinz are not recorded by the Nuts Business but at the legal entity level of the Parent or its subsidiaries. As a result, allocation methodologies were applied to certain accounts to allocate amounts to the Nuts Business. See Note 10, Transactions with Affiliates, for additional information. Certain costs related to the Nuts Business have been allocated from the Parent. Those costs are derived from multiple levels of the organization including geographic business unit expenses, shared corporate expenses, and service charges from a related party (a subsidiary of the Parent). The Nuts Business receives service and support functions from Kraft Heinz and its subsidiaries and is dependent upon Kraft Heinz and its subsidiaries’ ability to perform these services and support functions. The costs associated with these services and support functions have been allocated to the Nuts Business using the most meaningful respective allocation methodologies, which were primarily based on proportionate net sales, headcount, or other measures of the Nuts Business or its Parent. These allocated costs are primarily related to corporate administrative expenses, employee related costs, including pensions and other benefits for shared corporate employees, and rental and usage fees for shared assets of the functional groups such as sales, finance, marketing, research and development, human resources, information technology, procurement, and legal. See Note 10, Transactions with Affiliates, for additional information. 5

The assets and liabilities related to the Nuts Business are primarily specifically identified as assets and liabilities of the business. In some instances, assets and liabilities may be considered shared with other businesses of the Parent or its subsidiaries, where they are attributed to the Nuts Business based on the predominant user of the asset, if one can be determined. Predominant user is based upon the proportionate net sales, headcount, and other measures deemed reasonable to define usage of the assets. When the Nuts Business is recognized as the predominant user of the assets, the asset is recognized on the condensed combined balance sheet, and a usage charge is assessed on the other businesses of Kraft Heinz for use of the asset and recognized as a reduction to the associated expenses on the condensed combined statements of income. When the Nuts Business is not recognized as the predominant user of the asset, the asset is not recognized on the condensed combined balance sheet, but a usage charge is assessed on the Nuts Business based on proportionate net sales, headcount, and other measures deemed reasonable to define usage. Kraft Heinz uses a centralized approach to cash management and financing its operations. As a result, substantially all cash is commingled with corporate funds and is not specifically identifiable to the Nuts Business. The net results of these transactions between the Nuts Business and Kraft Heinz are reflected in net parent investment (i.e., a contribution from/return of capital to Parent) on the condensed combined balance sheets. In addition, the net parent investment represents Kraft Heinz’s interest in the net assets of the Nuts Business and the cumulative net investment by Kraft Heinz in the Nuts Business through the dates presented. Current and deferred income taxes and related tax expenses have been determined based on the standalone results of the Nuts Business by applying Accounting Standards Codification (“ASC”) 740, Income Taxes, issued by the Financial Accounting Standards Board (“FASB”), to the Nuts Business operations in each jurisdiction as if it were a separate taxpayer. Management believes the assumptions and allocations underlying the condensed combined financial statements are reasonable and appropriate under the circumstances. The expenses and cost allocations have been determined on a basis considered by Kraft Heinz to be a reasonable reflection of the utilization of services provided to or the benefit received by the Nuts Business during the periods presented relative to the total costs incurred by Kraft Heinz. However, the amounts recorded for these transactions and allocations are not necessarily representative of the amount that would have been reflected in the financial statements had the Nuts Business been an entity that operated independently of Kraft Heinz. Actual costs that would have been incurred if the Nuts Business had been a standalone company would depend upon multiple factors, including organization structure and strategic decisions made in various areas, including information technology and infrastructure. Consequently, future results of operations should the Nuts Business be separated from Kraft Heinz will include costs and expenses that may be materially different than historical results of operations, financial position, and cash flows. Accordingly, the condensed combined financial statements for these periods are not indicative of the future results of operations, financial position, and cash flows. Fiscal Year The Nuts Business operates on a 52- or 53-week fiscal year ending on the last Saturday in December in each calendar year. Unless the context requires otherwise, references to years and quarters contained herein pertain to the Nuts Business’ fiscal years and fiscal quarters. The 2021 fiscal year is scheduled to be a 52-week period ending on December 25, 2021. Considerations Related to COVID-19 The ongoing spread of COVID-19 throughout the United States and internationally, as well as measures implemented by governmental authorities in an attempt to minimize transmission of the virus, including social distancing restrictions, shelter-in- place orders, and business shutdowns, and consumer responses have had and continue to have positive and negative implications for portions of the Nuts Business. Though many areas have begun relaxing such restrictions, varying levels of restrictions remain in many places and may be increased. In the preparation of these financial statements and related disclosures we have assessed the impact that COVID-19 has had on our estimates, assumptions, forecasts, and accounting policies and made adjustments, as necessary. As COVID-19 and its impacts are unprecedented and ever evolving, future events and effects related to the pandemic cannot be determined with precision and actual results could significantly differ from estimates or forecasts. 6

Use of Estimates We prepared these condensed combined financial statements in accordance with U.S. GAAP, which requires us to make accounting policy elections, estimates, and assumptions that affect the reported amount of assets, liabilities, reserves, revenues, and expenses. These policy elections, estimates, and assumptions are based on our best estimates and judgments. We evaluate our policy elections, estimates, and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment. We believe these estimates to be reasonable given the current facts available. We adjust our policy elections, estimates, and assumptions when facts and circumstances dictate. Market volatility increases the uncertainty inherent in our estimates and assumptions. As future events and their effects cannot be determined with precision, actual results could differ significantly from estimates. If actual amounts differ from estimates, we include the revisions in our combined results of operations in the period the actual amounts become known. Historically, the aggregate differences, if any, between our estimates and actual amounts in any year have not had a material effect on our condensed combined financial statements. Net Parent Investment The Parent’s equity on the condensed combined balance sheet represents the Parent’s net investment in the Nuts Business and is presented as net parent investment in lieu of stockholders’ equity. The net parent investment account includes assets and liabilities that are maintained by the Parent on behalf of the Nuts Business such as accrued liabilities related to corporate allocations, including administrative expenses for sales, finance, marketing, research and development, human resources, information technology, procurement, and legal. Other assets and liabilities recorded by the Parent, whose related expenses have been pushed down to the Nuts Business, are also included in net parent investment. All transactions reflected in net parent investment in the accompanying condensed combined balance sheet have been considered cash receipts and payments for purposes of the condensed combined statement of cash flows and are reflected in financing activities in the accompanying condensed combined statement of cash flows. Earnings per share data has not been presented in the condensed combined financial statements because the Nuts Business does not operate as a separate legal entity with its own capital structure. Note 2. Significant Accounting Policies The significant accounting policies for the Nuts Business are described in Note 2, Significant Accounting Policies, in the combined financial statements and related notes for the year ended December 26, 2020. Revenue Recognition: Net sales by product category were (in thousands): For the Three Months Ended March 27, 2021 Cashews $ 73,762 Mixed nuts 66,267 Peanuts 47,082 Multipack nuts 17,993 Corn Nuts 9,888 NUT-rition 8,468 Trail mix 5,582 Pistachios 4,604 Cheez Balls/Curls 1,947 Other 19,987 Total net sales $ 255,580 7

Note 3. New Accounting Standards Accounting Standards Adopted in the Current Year Simplifying the Accounting for Income Taxes: In December 2019, the FASB issued Accounting Standards Update (“ASU”) 2019-12 to simplify the accounting in ASC 740, Income Taxes. This guidance removes certain exceptions related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period, and the recognition of deferred tax liabilities for outside basis differences. This guidance also clarifies and simplifies other areas of ASC 740. Certain amendments in this update must be applied on a prospective basis, certain amendments must be applied on a retrospective basis, and certain amendments must be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings/(deficit) in the period of adoption. This ASU became effective in the first quarter of 2021. The adoption of this ASU did not impact our financial statements or the related disclosures. Note 4. Inventories Inventories consisted of the following (in thousands): March 27, 2021 Packaging and ingredients $ 41,602 Spare parts 5,022 Work in process 25,949 Finished product 87,151 Inventories $ 159,724 Note 5. Goodwill and Intangible Assets Goodwill: We had $1,393,821 thousand of goodwill as of March 27, 2021. We test our reporting units for impairment annually as of the first day of our second quarter, or more frequently if events or circumstances indicate it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Accumulated impairment losses to goodwill were $395,063 thousand at March 27, 2021. Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions, estimates, and market factors. Estimating the fair value of individual reporting units requires us to make assumptions and estimates regarding our future plans, as well as industry, economic, and regulatory conditions. These assumptions and estimates include estimated future annual net cash flows, income tax rates, discount rates, growth rates, and other market factors. If current expectations of future growth rates and margins are not met, if market factors outside of our control, such as discount rates, or income tax rates, change, or if management’s expectations or plans otherwise change, including as a result of updates to our long-term operating plans, then one or more of our reporting units might become impaired in the future. Indefinite-lived intangible assets: The carrying amount of our indefinite-lived intangible asset, the Planters brand, was $1,487,108 thousand as of March 27, 2021. We test the Planters brand for impairment annually as of the first day of our second quarter, or more frequently if events or circumstances indicate it is more likely than not that the fair value of the Planters brand is less than its carrying amount. Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions, estimates, and market factors. Estimating the fair value of the Planters brand requires us to make assumptions and estimates regarding our future plans, as well as industry, economic, and regulatory conditions. These assumptions and estimates include estimated future annual net cash flows, income tax considerations, discount rates, growth rates, royalty rates, and other market factors. If current expectations of future growth rates and margins are not met, if market factors outside of our control, such as discount rates or income tax rates, change, or if management’s expectations or plans otherwise change, including as a result of updates to our long-term operating plans, then our Planters brand might become impaired in the future. 8

Definite-lived intangible assets:

Definite-lived intangible assets were (in thousands):

	March 27, 2021		
	Gross	Accumulated Amortization	Net
Trademarks	$ 32,889	$ (7,880)	$ 25,009
Customer-related assets	202,769	(40,805)	161,964
	$ 235,658	$ (48,685)	$ 186,973

Amortization expense for definite-lived intangible assets was $2,115 thousand for the three months ended March 27, 2021. We estimate that amortization expense related to definite-lived intangible assets will be approximately $8,460 thousand in each of the next five years.

Note 6. Income Taxes

The provision for income taxes consists of provisions for federal, state, and, to a lesser extent, foreign income taxes. Our quarterly income tax provision is determined based on our estimated full year effective tax rate, adjusted for tax attributable to infrequent or unusual items, which are recognized on a discrete period basis in the income tax provision for the period in which they occur.

Our effective tax rate of 16.4% for the three months ended March 27, 2021 was favorably impacted by the revaluation of our deferred tax balances due to changes in U.S. state tax rates and the reversal of uncertain tax position reserves in certain U.S. state jurisdictions.

Note 7. Employees' Stock Incentive Plans

The Parent has stockholder approved plans which provide for granting equity awards, including stock options, restricted stock units, and performance share units, to select employees to provide long-term performance incentives to its employees, including employees specific to the Nuts Business. All stock-based compensation plans are managed on a consolidated basis by the Parent. Stock-based compensation costs were allocated to the Nuts Business based on a percentage of net sales. Share based compensation expense recognized by the Nuts Business was $1,861 thousand for the three months ended March 27, 2021.

Note 8. Postemployment Benefits

The condensed combined financial statements reflect the pension and postretirement healthcare plans of the Nuts Business on a multi-employer basis. As a result, the assets and liabilities related to these plans are not reflected in the condensed combined financial statements. We identified service costs related to the Nuts Business based on active participants. The following is a summary of service costs, which are primarily reflected in cost of products sold on the condensed combined statements of income. These figures do not represent cash payment to the Parent or its plans.

Service costs related to the Nuts Business were (in thousands):

	For the Three Months Ended March 27, 2021
Pension plans	$ 122
Postretirement plans	61
	$ 183

Note 9. Financial Instruments

The Nuts Business' operations are exposed to market risks from adverse changes in commodity prices affecting the cost of certain raw materials and energy. The Parent manages these exposures on a consolidated basis through their commodity derivative risk management program. See our audited combined financial statements and related notes for the year ended December 26, 2020 for the Nuts Business for additional information on overall risk management strategies, the Parent's use of derivatives, and related accounting policies.

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Economic Hedging: The Parent enters into certain derivative contracts not designated as hedging instruments in accordance with its risk management strategy which have an economic impact of largely mitigating commodity price risk. The Nuts Business’ proportional share of gains and losses on these commodity contracts are recorded in net income/(loss) as a component of cost of products sold. Derivative Impact on the Statements of Income: The Nuts Business’ proportional share of pre-tax derivative gains/(losses) on commodity contracts, which are not designated as hedging instruments, was a gain of $625 thousand for the three months ended March 27, 2021. This amount was recognized in cost of products sold on the condensed combined statement of income. Note 10. Transactions with Affiliated Parties Kraft Heinz and its subsidiaries provide a variety of corporate services to the Nuts Business, such as sales, finance, marketing, research and development, human resources, information technology, procurement, and legal. To the extent that costs were not directly attributable to the Nuts Business, those costs were allocated to the Nuts Business based on specific metrics correlated with the nature of these services (e.g., employee headcount, net sales, etc.). Selling, general and administrative expenses (“SG&A”) of the Nuts Business included the following allocated amounts (in thousands): For the Three Months Ended March 27, 2021 Service charges from related party(1) $ 14,745 Advertising and marketing expenses 6,624 Corporate allocations 6,106 Selling expenses 4,636 Stock compensation expense 1,862 Research and development expenses 825 Other 510 $ 35,308 (1) Represents costs associated with certain commercial and operational services provided by a subsidiary of the Parent, which is a related party to the Nuts Business. These service charges were allocated based on a percentage of net sales. Although it is not practicable to estimate what such costs would have been if it had operated as a separate entity, the Nuts Business considers such allocations to have been made on a reasonable basis. Net transactions with Kraft Heinz on the condensed combined statements of changes in net parent investment reflect changes in net parent investment for all transactions between Kraft Heinz and the Nuts Business, including direct and allocated charges from Kraft Heinz to the Nuts Business, and costs, insurance expenses, and service charges from related parties. In connection with our allocated service charges from related party in the table above, we have recorded $4,915 thousand in payables to related party on the condensed combined balance sheet at March 27, 2021, which represent one month of service charges payable at period end. The Nuts Business also incurs insurance expenses from a related party that are directly attributed to the Business. For the three months ended March 27, 2021, we recognized insurance expenses of $441 thousand, including $333 thousand recorded in costs from related party (within cost of products sold) and $108 thousand in insurance expenses from related party (within SG&A), on the condensed combined statement of income. In connection with these insurance expenses from a related party, we have recorded $1,132 thousand in prepaid expenses to related party on the condensed combined balance sheet at March 27, 2021. Income tax payments are made by Kraft Heinz on the Nuts Business’ behalf. Income taxes payable are settled in net parent investment when payments are made by Kraft Heinz and are recognized in cash flows from financing activities as part of net investment from/(transfer to) parent when the tax liability is settled by Kraft Heinz. 10

Note 11. Commitments and Contingencies Legal Proceedings We are involved in legal proceedings, claims, and governmental inquiries, inspections, or investigations (“Legal Matters”) arising in the ordinary course of our business, including as disclosed in Kraft Heinz’s filings with the SEC. While we cannot predict with certainty the results of Legal Matters in which we are currently involved or may in the future be involved, we do not expect that the ultimate costs to resolve the Legal Matters that are currently pending will have a material adverse effect on our financial condition, results of operations, or cash flows. Note 12. Subsequent Events There have been no events subsequent to March 27, 2021 that would require accrual or disclosure in these condensed combined financial statements. Subsequent events have been evaluated through August 13, 2021, the date these condensed combined financial statements were available to be issued. 11